                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 26, 2006
                                                        -----------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

      Delaware                    333-127233                13-3416059
--------------------------------------------------------------------------------
   (State or other               (Commission              (IRS Employer
   jurisdiction of               File Number)          Identification No.)
   incorporation)

              250 Vesey Street
     4 World Financial Center 28th Floor
             New York, New York                                10080
--------------------------------------------------------------------------------
  (Address of principal executive offices)                    Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 6.01. ABS Informational and Computational Materials.(1)

         Attached hereto as exhibits are certain materials (the "ABS Informational and Computational Materials") furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in respect of Specialty Underwriting & Residential Finance Trust, Series 2006-BC1, Mortgage Loan Asset-Backed Certificates (the "Certificates"). The Certificates are being offered pursuant to (i) a Free Writing Prospectus and a Free Writing Prospectus Supplement (together, the "Free Writing Prospectus") and (ii) a Prospectus Supplement and accompanying Prospectus (together, the "Prospectus"). The Free Writing Prospectus has been filed with the Commission pursuant to Rule 433(d) under the Securities Act of 1933, as amended (the "Act"), and the Prospectus will be filed with the Commission pursuant to Rule 424(b) under the Act. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-127233) (the "Registration Statement"). The ABS Informational and Computational Materials are incorporated by reference in the Registration Statement.

         The ABS Informational and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the ABS Informational and Computational Materials are based to the Underwriter) in the preparation of the ABS Informational and Computational Materials.

         Any statements or information contained in the ABS Informational and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

-------------------------
(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                  99.1 ABS Informational and Computational Materials

                  99.2 ABS Informational and Computational Materials

                  99.3 ABS Informational and Computational Materials

                  99.4 ABS Informational and Computational Materials

                  99.5 ABS Informational and Computational Materials

                  99.6 ABS Informational and Computational Materials

                  99.7 ABS Informational and Computational Materials

                  99.8 ABS Informational and Computational Materials

                  99.9 ABS Informational and Computational Materials

                  99.10 ABS Informational and Computational Materials

                  99.11 ABS Informational and Computational Materials

                  99.12 ABS Informational and Computational Materials

                  99.13 ABS Informational and Computational Materials

                  99.14 ABS Informational and Computational Materials

                  99.15 ABS Informational and Computational Materials

                  99.16 ABS Informational and Computational Materials

                  99.17 ABS Informational and Computational Materials

                  99.18 ABS Informational and Computational Materials

                  99.19 ABS Informational and Computational Materials

                  99.20 ABS Informational and Computational Materials

                  99.21 ABS Informational and Computational Materials

                  99.22 ABS Informational and Computational Materials

                  99.23 ABS Informational and Computational Materials

                  99.24 ABS Informational and Computational Materials

                  99.25 ABS Informational and Computational Materials

                  99.26 ABS Informational and Computational Materials

                  99.27 ABS Informational and Computational Materials

                  99.28 ABS Informational and Computational Materials

                  99.29 ABS Informational and Computational Materials

                  99.30 ABS Informational and Computational Materials

                  99.31 ABS Informational and Computational Materials

                  99.32 ABS Informational and Computational Materials

                  99.33 ABS Informational and Computational Materials

                  99.34 ABS Informational and Computational Materials

                  99.35 ABS Informational and Computational Materials

                  99.36 ABS Informational and Computational Materials

                  99.37 ABS Informational and Computational Materials

                  99.38 ABS Informational and Computational Materials

                  99.39 ABS Informational and Computational Materials

                  99.40 ABS Informational and Computational Materials

                  99.41 ABS Informational and Computational Materials

                  99.42 ABS Informational and Computational Materials

                  99.43 ABS Informational and Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By:      /s/ Tom Saywell
                                                  -------------------------
                                         Name:    Tom Saywell
                                         Title:   Vice President

Date: February 17, 2006

                                  EXHIBIT INDEX


Exhibit No.           Description                           Page No.
-----------           -----------                           --------
99.1                  ABS Informational and Computational
                      Materials
99.2                  ABS Informational and Computational
                      Materials
99.3                  ABS Informational and Computational
                      Materials
99.4                  ABS Informational and Computational
                      Materials
99.5                  ABS Informational and Computational
                      Materials
99.6                  ABS Informational and Computational
                      Materials
99.7                  ABS Informational and Computational
                      Materials
99.8                  ABS Informational and Computational
                      Materials
99.9                  ABS Informational and Computational
                      Materials
99.10                 ABS Informational and Computational
                      Materials
99.11                 ABS Informational and Computational
                      Materials
99.12                 ABS Informational and Computational
                      Materials
99.13                 ABS Informational and Computational
                      Materials
99.14                 ABS Informational and Computational
                      Materials
99.15                 ABS Informational and Computational
                      Materials
99.16                 ABS Informational and Computational
                      Materials
99.17                 ABS Informational and Computational
                      Materials
99.18                 ABS Informational and Computational
                      Materials
99.19                 ABS Informational and Computational
                      Materials
99.20                 ABS Informational and Computational
                      Materials
99.21                 ABS Informational and Computational
                      Materials

99.22                 ABS Informational and Computational
                      Materials
99.23                 ABS Informational and Computational
                      Materials
99.24                 ABS Informational and Computational
                      Materials
99.25                 ABS Informational and Computational
                      Materials
99.26                 ABS Informational and Computational
                      Materials
99.27                 ABS Informational and Computational
                      Materials
99.28                 ABS Informational and Computational
                      Materials
99.29                 ABS Informational and Computational
                      Materials
99.30                 ABS Informational and Computational
                      Materials
99.31                 ABS Informational and Computational
                      Materials
99.32                 ABS Informational and Computational
                      Materials
99.33                 ABS Informational and Computational
                      Materials
99.34                 ABS Informational and Computational
                      Materials
99.35                 ABS Informational and Computational
                      Materials
99.36                 ABS Informational and Computational
                      Materials
99.37                 ABS Informational and Computational
                      Materials
99.38                 ABS Informational and Computational
                      Materials
99.39                 ABS Informational and Computational
                      Materials
99.40                 ABS Informational and Computational
                      Materials
99.41                 ABS Informational and Computational
                      Materials
99.42                 ABS Informational and Computational
                      Materials
99.43                 ABS Informational and Computational
                      Materials